O’Shaughnessy Market Leaders Value Fund
Class I — OFVIX

Supplement dated August 1, 2024 to the
Statutory Prospectus and Statement of Additional Information (the “SAI”)
dated October 30, 2023, as supplemented

Effective immediately, the address for O’Shaughnessy Asset Management LLC has been changed to the following:

O’Shaughnessy Asset Management LLC
100 First Stamford Place, 5th Floor
Stamford, Connecticut 06902

Please retain this supplement with the Prospectus and SAI.